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                                                                    EXHIBIT 10.2
                          SECOND AMENDMENT TO MORTGAGE

                                                  LOAN NOS. 157774 AND 157774-01


     THIS SECOND AMENDMENT TO MORTGAGE (this "Amendment") is made and entered into as of the _______ day of August, 2000 by RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership (the "Mortgagor"), having an address at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation ("Lincoln"), Individually, and as Agent for FIRST PENN-PACIFIC LIFE INSURANCE COMPANY, an Indiana corporation ("Participant #1"), LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY, an Indiana corporation ("Participant #2"), and LINCOLN NATIONAL REASSURANCE COMPANY, an Indiana corporation ("Participant #3") (Participant #1, Participant #2 and Participant #3 are collectively referred to herein as the "Participants"), having its home office in care of Lincoln Investment Management, Inc., 200 E. Berry Street, P.O. Box 2390, Fort Wayne, Indiana 46802 (Lincoln, Individually and in its capacity as Agent for the Participants, is collectively referred to herein as "Mortgagee"), and RUSSELL LYON, a single man ("Owner"), having an address of 41041 Eight Mile Road, Northville, Michigan, with reference to the following facts:

                                    RECITALS

     A. Mortgagor and Owner executed that certain Mortgage and Security Agreement dated May 1, 1996 and recorded in Liber 16282, Page 107, Oakland County Records, in favor of Lincoln (the "Prior West Oaks Mortgage"), to secure indebtedness evidenced by that certain Note dated May 1, 1996 made payable to Lincoln in the original principal amount of $4,346,778.76 (the "Prior West Oaks Note"), and which Prior West Oaks Mortgage encumbers certain real property more particularly described in attached EXHIBIT A (the "Premises"). Mortgagor has a leasehold estate in the Premises and the Owner is the fee simple owner of the Premises, all as more particularly set forth in the Prior West Oaks Mortgage.

     B. Concurrently therewith, Mortgagor executed certain Mortgage and Security Agreements each dated May 1, 1996 and recorded in Liber 28821, Page 408, Wayne County Records (New Towne Plaza), Liber 16276, Page 213, Oakland County Records (Tel-Twelve Mall), Liber 16276, Page 183, Oakland County Records (Southfield Plaza), Liber 16276, Page 152, Oakland County Records (Orion Plaza), Master Liber 3303, Page 747, Genesee County Records (Eastridge Commons), Liber 07016, Page 540, Macomb County Records (Clinton Consumer Mall), Liber 07016, Page 621, Macomb County Records (Roseville Plaza), Liber 1519, Page 625, Jackson County Records (Jackson Crossing Mall), and Liber 1519, Page 627, Jackson County Records (Jackson Crossing Gas Station), all in favor of Lincoln (collectively, the "Prior Portfolio Mortgages") to secure the indebtedness evidenced by that certain Note dated May 1, 1996, made payable to Lincoln in the amount of $77,585,524.73 (the "Prior Portfolio Note") and which Prior Portfolio Mortgages encumber certain real property as more particularly set forth therein.

     C. Mortgagor executed that certain Mortgage dated December 17, 1997 and recorded in Liber 1557, Page 1288, Jackson County Records in favor of Lincoln (the "Jackson West Mortgage"), to secure the indebtedness evidenced by that certain Note dated December 17, 1997 in the original principal amount of $8,500,000.00 (the "Prior Jackson West Note") and which Jackson West Mortgage encumbers certain real property more particularly set forth therein.


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     D.   As an inducement for making the loan to Mortgagor evidenced by the Prior Jackson West Note, (i) Mortgagor executed Amendments to each of the Prior Portfolio Mortgages cross-collateralizing and cross-defaulting the Prior Portfolio Mortgages to the Jackson West Mortgage (the Prior Portfolio Mortgages, as so amended, are collectively referred to herein as the "Portfolio Mortgages") and (ii) Mortgagor and Owner executed an Amendment to the Prior West Oaks Mortgage dated December 17, 1997 and recorded in Liber 17932, Page 092, Oakland County Records (the "West Oaks Mortgage Amendment"), cross-collateralizing and cross-defaulting the Prior West Oaks Mortgage to the Jackson West Mortgage and cross-collateralizing the Prior West Oaks Mortgage to the Prior Portfolio Mortgages (the Prior West Oaks Mortgage, as so amended, is referred to herein as the "West Oaks Mortgage).

     E.   Concurrently herewith, Mortgagee has agreed to lend to
Mortgagor pursuant to three loans the aggregate sum of $25,000,000.00 (collectively, the "New Loan"), to be evidenced by eight separate promissory notes in the aggregate amount of $25,000,000.00 as more particularly described below (collectively, the "New Notes").

     F. In connection with the consummation of the New Loan, the Portfolio Mortgages and the Jackson West Mortgage have been amended, restated and consolidated as an Amended, Restated and Consolidated Mortgage of even date herewith.

     G. Mortgagor and Lincoln desire to amend the West Oaks Mortgage to, among other things, additionally secure the New Loan and to increase the amount of Lincoln's "Claim to the Loan" as defined in the West Oaks Mortgage Amendment, all as more particularly set forth herein.

     H. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the West Oaks Mortgage.

     NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Definitions. The definition of "Loan" in the West Oaks Mortgage is hereby amended to mean, collectively, the loans evidenced by the Prior Portfolio Note, the Prior West Oaks Note, the Prior Jackson West Note, and the New Notes. The definition of "Note" in the West Oaks Mortgage is hereby amended to mean, collectively, the Prior Portfolio Note, the Prior West Oaks Note, the Prior Jackson West Note, and the New Notes and any notes issued in exchange therefor or in replacement thereof and any modifications thereto. The definition of "Default Rate" in the West Oaks Mortgage is hereby amended to mean, except as provided below, 12.31% per annum; provided, however, that in those instances in the West Oaks Mortgage where the term "Default Rate" is used with respect to principal, interest or other sums under the Note, the "Default Rate" shall mean the applicable default interest rates provided for under the various promissory notes comprising the Note. The definition of "Mortgagee" in the West Oaks Mortgage is hereby amended to mean The Lincoln National Life Insurance Company, Individually, and as Agent for the Participants. The definition of "Loan Agreement" in the West Oaks Mortgage is hereby amended to mean, collectively, that certain Loan Agreement dated May 1, 1996 pertaining to the Prior Portfolio Note, that certain Loan Agreement dated May 1, 1996 pertaining to the Prior West Oaks Note, and that certain Loan Agreement dated December 17, 1997 pertaining to the Prior Jackson West Note, as each has been amended pursuant to that certain Amendment to Loan Documents of even date herewith among Borrower, Lender and Ramco-Gershenson Properties Trust, a Maryland real estate investment trust.

     2.   Cross-Collateralization and Cross-Default.  Paragraph 1 of the
West Oaks Mortgage Amendment is hereby amended and restated in its entirety to read as follows:

         "1.   Cross-Collateralization and Cross-Default.  The West
     Oaks Mortgage shall be amended to include the following provision:

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                  This Mortgage also secures (a) that certain loan in the
                  original principal amount of $8,500,000.00, evidenced by a Note dated December 17, 1997 executed by Mortgagor and payable to the order of The Lincoln National Life Insurance Company ("Lincoln") (the "158186 Note"), (b) that certain loan in the original principal amount of $77,585,524.73 evidenced by a Note dated May 1, 1996 executed by Mortgagor and payable to the order of Lincoln (the "157670 Note"), and (c) three loans in the aggregate original principal amount of $25,000,000.00 evidenced by (i) a Note of even date herewith in the original principal amount of $16,081,090.00 executed by Mortgagor and payable to the order of Lincoln, (ii) a Note of even date herewith in the original principal amount of $2,455,128.00 executed by Mortgagor and payable to the order of First Penn-Pacific Life Insurance Company ("Participant #1"), (iii) a Note of even date herewith in the original principal amount of $245,513.00 executed by Mortgagor and payable to the order of Lincoln National Health & Casualty Insurance Company ("Participant #2"), (iv) a Note of even date herewith in the original principal amount of $368,269.00 executed by Mortgagor in favor of Lincoln National Reassurance Company ("Participant #3") (Participant #1, Participant #2, and Participant #3 are collectively referred to herein as the "Participants"), (v) a Note of even date herewith in the original principal amount of $1,279,412.00 executed by Mortgagor and payable to the order of Lincoln, (vi) a Note of even date herewith in the original principal amount of $170,588.00 executed by Mortgagor and payable to the order of Participant #2, (vii) a Note of even date herewith in the original principal amount of $2,386,270.00 executed by Mortgagor and payable to the order of Lincoln, and (viii) a Note of even date herewith in the original principal amount of $2,013,730.00 executed by Mortgagor and payable to the order of Participant #1 (the Notes described in (c)(i) through (viii) above are collectively referred to herein as the "New Notes", the Notes described in (c)(vii) and (viii) above are collectively referred to herein as the "New West Oaks Notes", the Notes described in (a) and (c)(v) and (vi) above are collectively referred to herein as the "158186 Notes" and the Notes described in (b) and (c)(i) through (iv) above are collectively referred to herein as the "157670 Notes), the final payments of which are due and payable on January 10, 2006 and all of which are secured by an Amended, Restated and Consolidated Mortgage of even date herewith (the "157670 and 158186 Mortgage") which encumbers certain real property known as (A) the Jackson West Shopping Center (the "158186 Tract") and (B) the New Towne Plaza, Tel-Twelve Mall, Southfield Plaza, Orion Plaza, Eastridge Commons, Clinton Consumer Mall, Roseville Plaza, Jackson Crossing Mall, and Jackson Crossing Gas Station (collectively, the "157670 Tracts"). All sums evidenced by the 157670 Note, 158186 Note and the New Notes or secured by the 157670 and 158186 Mortgage shall be a part of the Secured Indebtedness hereunder. Further, any Default, as defined in the 157670 and 158186 Mortgage, shall also be a Default under this Mortgage."

         3. Release. Paragraph 2 of the West Oaks Mortgage Amendment is hereby amended and restated in its entirety to read as follows:

                           "2.      Release.   The West Oaks Mortgage shall be
         amended to include the following provision:

                           Commencing February 10, 2001, the Premises encumbered
                  by this Mortgage shall be released from the lien hereof (so long as no Default or Default Condition has occurred) upon prepayment of all principal and accrued interest under that certain Note dated May 1, 1996 in the original principal amount of $4,346,778.46 executed by Mortgagor and payable to the order of Lincoln and all principal and accrued interest under the New West Oaks Notes (collectively, the "West Oaks Notes"). Such prepayment shall consist of the following: (A) payment of all principal and interest accrued under the West Oaks Notes; plus (B) any and all prepayment premiums due on the principal being repaid, calculated as provided in the West Oaks Notes; plus at Mortgagee's option (C) an additional sum equal to twenty-five percent (25%) of the principal being repaid. The additional sum described in (C) hereunder shall be applied at


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                  par by Mortgagee to reduce, on a pro rata basis, the
                  outstanding principal balances under the 157670 Notes and Mortgagee may allocate such principal reduction among the various 157670 Tracts, in Mortgagee's sole discretion. No prepayment premium shall be payable with respect to any such additional amount described in Item (C). In the event of a prepayment of the West Oaks Notes, Mortgagee may, at its option, revoke the Tax and Insurance Escrow Waiver Letter of even date executed by Mortgagee for the benefit of Mortgagor (the "Waiver Letter"); provided, however, if Mortgagee elects to receive the additional amount described under Item (C) in connection with the release and discharge of this Mortgage, then Mortgagee agrees not to revoke the Waiver Letter. Notwithstanding anything to the contrary herein, in the event the Owner shall be the party to prepay the outstanding principal and interest accrued under the West Oaks Notes, then the Owner shall not be subject to Item (C) above, such prepayment by the Owner shall consist only of payment of principal and interest accrued under the West Oaks Notes and any prepayment premium due on the principal being repaid, calculated as provided in the West Oaks Notes. Upon such prepayment by the Owner and so long as no Default or Default Condition has occurred, the Premises shall be released from the lien hereof."

        4. Foreclosure. Paragraph 3 of the West Oaks Mortgage Amendment is hereby amended and restated in its entirety to read as follows:

                  "3.     Foreclosure.  The West Oaks Mortgage shall be
        amended to include the following provision:


                  Notwithstanding anything in this Mortgage to the contrary, in the event of foreclosure of this Mortgage, the Premises shall be sold as a separate parcel (separate and distinct from the 157670 Tracts and the 158186 Tract) such that the price to redeem the Premises shall not exceed Mortgagee's "Claim to the Loan" as of the date of such foreclosure sale. "Claim to the Loan" shall be defined herein as the aggregate outstanding principal balance due under the West Oaks Notes plus interest due under the West Oaks Notes from the date of sale and any advances for taxes and/or insurance relating to the Premises during the redemption period as provided for under MCL Section 600.3240."

        5. Permitted Transfers. The West Oaks Mortgage is hereby amended to provide that in the event of a transfer pursuant to Section B2. of EXHIBIT B of the West Oaks Mortgage, the principal reduction required by such Section shall be applied on a pro rata basis to the outstanding principal balances of the West Oaks Notes.

        6. Leases in the Normal Course of Business. Section B4. of EXHIBIT B of the West Oaks Mortgage is hereby amended and restated in its entirety to read as follows:

                  "B4. Leases in the Normal Course of Business. Notwithstanding anything to the contrary contained in Article 2 and/or Article 3 of this Mortgage or any of the Collateral Loan Documents, so long as Mortgagor is not in Default, Mortgagor shall have the right to enter into new leases of less than 5,000 square feet, terminate, modify and otherwise deal with leases of less than 5,000 square feet and the tenants under said leases in its normal course of business without obtaining Mortgagee's prior written approval of any such action; provided that entering into, modifying or terminating leases over 5,000 square feet shall be subject to Mortgagee's consent, not to be unreasonably withheld, and such consent shall be deemed granted if Mortgagee does not object to a proposed lease or a termination or modification of an existing lease within ten (10) business days following submission to Mortgagee of an execution copy of such lease or modification or a detailed written description of such proposed termination.

         7. Participation. The loans secured by the West Oaks Mortgage, as amended hereby, are represented by the Prior West Oaks Note, Prior Portfolio Note, Prior Jackson West Note, and the New Notes payable to the order of Lincoln (collectively, the "Retainage Notes") and the New Notes payable to the order of the Participants (collectively, the "Participant Notes"). The relationship between Lincoln and

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the Participants is governed by a separate  participation  agreement or agreements. Pursuant to such agreement(s), Lincoln has the authority to exercise all rights of the Mortgagee under the West Oaks Mortgage, as amended hereby, all rights of the Holder under the Retainage Notes and Participant Notes and all rights of the Lender under the Collateral Loan Documents, as defined in the West Oaks Mortgage, as amended hereby. Lincoln shall be conclusively deemed to have the authority to take all actions undertaken by Lincoln with respect to the foregoing instruments, and neither Mortgagor nor Owner shall have any duty, obligation or right to inquire as to the authority of Lincoln to act in such capacity.

     8. Owner's Consent. Owner hereby acknowledges and consents to the terms of this Second Amendment to Mortgage; provided that all of the rights granted to Owner under Sections 6.19(a), (b), (d), (e) and (f) of the West Oaks Mortgage are hereby confirmed and shall continue in full force and effect.

     9. Ratification. Except as set forth herein, the West Oaks Mortgage remains unmodified and in full force and effect.

     10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, Mortgagor, Lincoln and Owner have executed this Second Amendment to Mortgage as of the date first above written.


IN THE PRESENCE OF:                         MORTGAGOR:

                                            RAMCO-GERSHENSON PROPERTIES, L.P.,
                                            a Delaware limited partnership

                                            By: RAMCO-GERSHENSON PROPERTIES
                                                TRUST, a Maryland real estate
                                                investment trust, its general
                                                partner



___________________________________         By:____________________________
Name:                                           Richard J. Smith,
                                                its Chief Financial Officer


___________________________________
Name:










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                                           LINCOLN:

                                           THE LINCOLN NATIONAL LIFE INSURANCE
                                           COMPANY, an Indiana corporation,
                                           Individually, and as Agent for the
                                           Participants



___________________________________        By:_________________________________
Name:


___________________________________        Its:________________________________
Name:



                                           OWNER:



___________________________________        _____________________________________
Name:                                      Russell Lyon


___________________________________
Name:





STATE OF _________         )
                           ) SS.
COUNTY OF ________         )

   The foregoing instrument was acknowledged before me this ______ day of August, 2000 by Richard J. Smith, the Chief Financial Officer of
RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust, the general partner RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, on behalf of the limited partnership.



                                          _____________________________________
                                                               Notary Public
                                          ________________ County, ____________
                                          My commission expires:_______________






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STATE OF INDIANA   )
                   ) SS.
COUNTY OF ________ )

         The foregoing instrument was acknowledged before me this ______ day of August, 2000 by ________________________, the _______________ of THE LINCOLN
NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation, on behalf of the corporation.



                                          _____________________________________
                                                               Notary Public
                                          ________________ County, Indiana
                                          My commission expires:_______________






STATE OF MICHIGAN  )
                   ) SS.
COUNTY OF ________ )

         The foregoing instrument was acknowledged before me this ______ day of August, 2000 by RUSSELL LYON, a single man.




                                          _____________________________________
                                                               Notary Public
                                          ________________ County, Michigan
                                          My commission expires:_______________









Drafted by and when recorded return to:

Timothy M. Koltun, Esq.
Clark Hill PLC
500 Woodward Avenue, Suite 3500
Detroit, Michigan  48226-3435




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                                    EXHIBIT A

                                  THE PREMISES







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